Exhibit 10.3
EXECUTION COPY
     AMENDMENT NO. 1 dated as of February 28, 2007 (this “Amendment”), to the Credit Agreement dated as of June 22, 2006 (the “Credit Agreement”), among ALON USA ENERGY, INC., a Delaware corporation (the “Company”), the lenders party thereto (the “Existing Lenders”) and CREDIT SUISSE, a bank organized under the laws of Switzerland, acting through its Cayman Islands branch, as administrative agent and collateral agent (the “Administrative Agent”).
          A. Pursuant to the Credit Agreement, the Existing Lenders have extended credit to the Borrower.
          B. The Company has informed the Administrative Agent that Paramount Petroleum Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“Paramount”), intends to amend and restate its Amended and Restated Credit Agreement dated as of July 26, 2005, among Paramount, the lenders party thereto, Bank of America, N.A., as administrative agent, and certain other parties thereto (as heretofore amended, the “BofA Credit Agreement”). The amendment and restatement of the BofA Credit Agreement is being referred to herein as the “BofA Facility Refinancing”, and the resulting amended and restated BofA Credit Agreement is being referred to herein as the “New BofA Credit Agreement”.
          C. The Company has further informed the Administrative Agent that, in connection with the BofA Facility Refinancing, (a) the Specified Subsidiaries (as defined below) will be released from their obligations (including their obligations as guarantors, grantors and pledgors) under or with respect to the Amended Revolving Credit Agreement dated as of June 22, 2006, among the Company, Alon USA, LP, certain other subsidiaries of the Company, the lenders party thereto, Israel Discount Bank of New York, as administrative agent, and certain other parties thereto (as heretofore amended, the “IDB Credit Agreement”), and (b) the Specified Subsidiaries will become guarantors, grantors and pledgors with respect to obligations under the New BofA Credit Agreement. The transactions set forth in this paragraph are being referred to herein as the “Specified Subsidiaries Transactions”.
          D. The Company has further informed the Administrative Agent that lenders to be party to the New BofA Credit Agreement have agreed to amend the Bank of America Intercreditor Agreement to eliminate provisions set forth therein whereby certain liens securing obligations under the Credit Agreement cease to be first priority liens, and become second priority liens, in respect of certain liens securing obligations under the BofA Credit Agreement upon the Administrative Agent, or Lenders, recovering $60,000,000 or more in respect of such liens (the elimination of such provisions being referred to herein as the “Priority Cap Release”).
          E. In connection with the foregoing, the Company has requested certain amendments to the Credit Agreement.

          F. The Existing Lenders party hereto are willing to consent to such requested amendments upon the terms and conditions set forth herein.
          G. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.
          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:
     (i) The definition of the term “Paramount Guarantee and Collateral Condition” is hereby deleted in its entirety.
     (ii) The following definitions are hereby amended and restated in their entirety as follows:
     ”Bank of America Agreement” shall mean the Second Amended and Restated Credit Agreement dated as of February 28, 2007, by and among Paramount, certain of the other obligors hereunder, Bank of America, N.A., as agent, and the lenders party thereto.
     ”Bank of America Intercreditor Agreement” shall mean the Intercreditor Agreement dated as of August 4, 2006, between Bank of America, N.A. and Credit Suisse, acting through its Cayman Islands Branch, as the same may be amended, restated or otherwise modified in accordance with Section 2 of the First Amendment.
     (iii) The following definition is hereby added in appropriate alphabetical order:
     ”First Amendment” shall mean Amendment No. 1 to this Agreement, dated as of February 28, 2007, among the Borrower, the Agent and the Lenders party thereto.
     ”Specified Subsidiaries” shall mean Alon Asphalt Bakersfield, Inc., a Delaware corporation, Edgington Oil Company, LLC, a Delaware limited liability company, Paramount of Oregon, LLC, a Delaware limited liability company, and Paramount of Washington, LLC, a Delaware limited liability company.
          (b) Section 6.01(b)(2) of the Credit Agreement is hereby amended to replace the reference therein to “$455,000,000” with a reference to “$540,000,000”.

          (c) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “SECTION 6.10. Impairment of Security Interest. The Borrower shall not, and the Borrower shall not permit any of its Restricted Subsidiaries to, take or knowingly or negligently omit to take, any action which action or omission might or would have the result of materially impairing the security interest with respect to the Collateral for the benefit of the Administrative Agent and the Lenders.”
          (d) Section 6.11 of the Credit Agreement is hereby amended to add at the end thereof the following:
“The Borrower shall not permit (a) any of the Specified Subsidiaries, to be obligated, directly or indirectly, under the IDB Credit Agreement or any other Loan Document (as defined in the IDB Credit Agreement), whether as a guarantor, grantor, pledgor or otherwise, or (b) any of the assets or properties of the Specified Subsidiaries to be subject to Liens securing any obligations under the IDB Credit Agreement or any such other Loan Document.”
          (e) Sections 6.01(e), 6.13 and 9.19 of the Credit Agreement are each hereby amended and restated in its entirety to read “[Reserved.]”.
          (f) Section 9.10 of the Credit Agreement is hereby amended to add at the end thereof the following:
“Notwithstanding anything to the contrary set forth in the Guarantee and Collateral Agreement, Section 7.19 of the Guarantee and Collateral Agreement shall have no force and effect and shall be deemed to have been deleted from the Guarantee and Collateral Agreement.”
          SECTION 2. Bank of America Intercreditor Agreement. The Administrative Agent is hereby authorized and instructed to enter into such amendments of the Bank of America Intercreditor Agreement as the Administrative Agent determines are appropriate in connection with the Priority Cap Release, the Specified Subsidiaries Transactions and the BofA Facility Refinancing, and each Lender will be bound by the Bank of America Intercreditor Agreement as so amended. The Bank of America Intercreditor Agreement as so amended (which amendment may be documented by means of a restatement thereof) is referred to herein as the “Amended Bank of America Intercreditor Agreement”.
          SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date:

     (a) The execution, delivery and performance by the Company of this Amendment has been duly authorized by all requisite corporate actions; that this Amendment has been duly executed and delivered by the Company; and that this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms (subject to the applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
     (b) The representations and warranties set forth in Article III of the Credit Agreement and in each Loan Document are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relates to an earlier date.
     (c) The Company and each other Loan Party are in compliance in all material respects with all the terms and provisions set forth in the Credit Agreement and the other Loan Documents on its part to be observed or performed on or prior to the Amendment Effective Date, and on and as of the Amendment Effective Date, after giving effect to the terms of this Amendment, no Event of Default or Default has occurred and is continuing.
     (d) None of the Specified Subsidiaries are obligated, directly or indirectly, under the IDB Credit Agreement or any other Loan Document (as defined in the IDB Credit Agreement), whether as guarantor, grantor, pledgor or otherwise, and, subject only to the filing of the UCC termination statements referred to in Section 4(d) below, none of the assets or properties of the Specified Subsidiaries are subject to any Liens securing any obligations under the IDB Credit Agreement or any such other Loan Document.
          SECTION 4. Conditions Precedent; Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
     (a) The Administrative Agent shall have executed a counterpart of this Amendment and shall have received counterparts of this Amendment executed on behalf of the Company and the Existing Lenders representing the Required Lenders.
     (b) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Company, confirming, as of the Amendment Effective Date, the accuracy of the representations set forth in Section 3 hereof.
     (c) The Administrative Agent shall have received a copy of the Amended Bank of America Intercreditor Agreement, executed by each of the parties thereto,

and copies, certified by a Financial Officer, of the New Bank of America Credit Agreement and all guarantee and security documentation related to the New Bank of America Credit Agreement, all as in effect on the Amendment Effective Date.
     (d) The Administrative Agent shall have received evidence reasonably satisfactory to it that all Liens on the assets and properties of the Specified Subsidiaries securing obligations under the IDB Credit Agreement or any other Loan Document (as defined in the IDB Credit Agreement) have been released, and copies of properly completed UCC terminations statements terminating each of the UCC financing statements previously filed by the WC Collateral Agent (as defined in the IDB Credit Agreement) with respect to assets and properties of the Specified Subsidiaries.
     (e) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Specified Subsidiaries have ceased to be party to the IDB Credit Agreement, the other Loan Documents (as defined in the IDB Credit Agreement) and the IDB Intercreditor Agreement.
          This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the foregoing conditions precedent shall have been satisfied.
          SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
          (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
          SECTION 6. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4 hereof. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
          SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ALON USA ENERGY, INC.,

by	/s/ Harlin R. Dean

Name: Harlin R. Dean
Title: Vice President, Secretary and General Counsel

CREDIT SUISSE, Cayman Islands Branch, individually and as Administrative Agent,

by	/s/ James Moran

Name: James Moran
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO
ALON USA ENERGY, INC. CREDIT AGREEMENT

Name of Existing Lender:

LANDMARK III CDO LTD,
By Aladdin Capital Management, as Manager,

by	/s/ Stephen H. Hooker

Name: Stephen H. Hooker, CFA
Title: Director

LANDMARK VIII CDO LTD,
By Aladdin Capital Management, as Manager,

by	/s/ Stephen H. Hooker

Name: Stephen H. Hooker, CFA
Title: Director

LANDMARK IX CDO LTD,
By Aladdin Capital Management, as Manager,

by	/s/ Stephen H. Hooker

Name: Stephen H. Hooker, CFA
Title: Director

PACIFICA CDO VI, LTD,

by	/s/ Olivier A. Tabouret

Name: Olivier A. Tabouret
Title: Sr. Vice President

FINCH FUNDING LLC,

by	/s/ Christina L. Ramseur

Name: Christina L. Ramseur
Title: Assistant Vice President

OSPREY CDO 2006-1 LTD., as Lender, BRIGHTWATER CAPITAL MANAGEMENT, as Collateral Manager,

by	/s/ George Suspanic

Name: George Suspanic
Title: Managing Director

by	/s/ Thomas Irwin

Name: Thomas Irwin
Title: Executive Director

SIERRA CLO I,

by	/s/ John M. Casparian

Name: John M. Casparian Title: Senior Managing Director
Churchill Pacific, Manager

SIERRA CLO II,

by	/s/ John M. Casparian

Name: John M. Casparian
Title: Senior Managing Director
Churchill Pacific, Manager

SHASTA CLO I,
by	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director Churchill Pacific, Manager

WB LOAN FUNDING 4, LLC,
by	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

THE CIT GROUP/EQUIPMENT FINANCING, INC.,
by	/s/ Patrick Flynn
	Name:	Patrick Flynn
	Title:	Duly Authorized Signatory

EAGLE MASTER FUND LTD., By Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd.,
by	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

GRAND CENTRAL ASSET TRUST, EAP SERIES,
by	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

GRAND CENTRAL ASSET TRUST, ECL SERIES,
by	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

LMP CORPORATE LOAN FUND, INC., By Citigroup Alternative Investments LLC,
by	/s/ Roger Yee
	Name:	Roger Yee
	Title:	Vice President

SHINNECOCK CLO 2006-1, LTD.,
by	/s/ David Spring
	Name:	David Spring
	Title:	Director of Operations

CIFC FUNDING 2006-I, LTD., CIFC FUNDING 2006-IB, LTD., CIFC FUNDING 2006-II, LTD.,
by	/s/ Elizabeth Chow
	Name:	Elizabeth Chow
	Title:	Head of Underwriting

EAGLE CREEK CLO, LTD.,
by	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signor

FALL CREEK CLO, LTD.,
by	/s/ Thomas N. Davis
	Name:	Thomas N. Davis
	Title:	Authorized Signor

DUNES FUNDING LLC,
by	/s/ Christina L. Ramseur
	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

NANTUCKET CLO I LTD. By: Fortis Investment Management USA, Inc., as Attorney in Fact
by	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Vice-President

NANTUCKET CLO II LTD. By: Fortis Investment Management USA, Inc., as Attorney in Fact
by	/s/ Jeffrey Megar
	Name:	Jeffrey Megar
	Title:	Vice-President

BRENTWOOD CLO LTD., By Highland Capital Management, L.P., as Collateral Manager, By Strand Advisors, Inc., its General Partner,
by	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

EASTLAND CLO, LTD., By Highland Capital Management, L.P., as Collateral Manager, By Strand Advisors, Inc., its General Partner,
by	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

EMERALD ORCHARD LIMITED
by	/s/ Neam Ahmed
	Name:	Neam Ahmed
	Title:	Authorized Signatory

GRAND CENTRAL ASSET TRUST, HLD SERIES,
by	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	Attorney-in-Fact

GRAYSON CLO, LTD., By Highland Capital Management, L.P., as Collateral Manager, By Strand Advisors, Inc., its General Partner,
by	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management L.P.

HARRISON CLO LTD., By Highland Capital Management, L.P., as Collateral Manager, By Strand Advisors, Inc., its General Partner,
by	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management L.P.

HIGHLAND CREDIT OPPORTUNITIES CDO LTD., By Highland Capital Management, L.P., as Collateral Manager, By Strand Advisors, Inc., its General Partner,
by	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management L.P.

HIGHLAND CREDIT STRATEGIES FUND,
by	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

HIGHLAND FLOATING RATE LLC,
by	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

HIGHLAND FLOATING RATE ADVANTAGE FUND,
by	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

RED RIVER CLO LTD., By Highland Capital Management, L.P., as Collateral Manager, By Strand Advisors, Inc., its General Partner,
by	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management L.P.

ROCKWALL CDO II LTD., By Highland Capital Management, L.P., as Collateral Manager, By Strand Advisors, Inc., its General Partner,
by	/s/ Brian Lohrding
	Name:	Brian Lohrding
	Title:	Treasurer Strand Advisors, Inc., General Partner of Highland Capital Management L.P.

IKB CAPITAL CORPORATION,
by	/s/ James Hua
	Name:	James Hua
	Title:	Vice President

KKR FINANCIAL CLO 2005-1, LTD.,
by	/s/ Michelle L. Keith
	Name:	Michelle L. Keith
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2005-2, LTD.,
by	/s/ Michelle L. Keith
	Name:	Michelle L. Keith
	Title:	Authorized Signatory

NORTHGATE B.V.,
by	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

GANNETT PEAK CLO I, LTD., By McDonnell Investment Management, LLC, as Investment Manager,
by	/s/ Kathleen A. Zarn
	Name:	Kathleen A. Zarn
	Title:	Vice President

METROPOLITAN LIFE INSURANCE COMPANY,
by	/s/ Matthew J. McInerny
	Name:	Matthew J. McInerny
	Title:	Director

MORGAN STANLEY SENIOR FUNDING, INC.,
by	/s/ Darragh Dempsey
	Name:	Darragh Dempsey
	Title:	Vice President

NATIONWIDE LIFE INSURANCE COMPANY,
by	/s/ Thomas M. Powers
	Name:	Thomas M. Powers
	Title:	Vice President

RIVENDELL CBNA LOAN FUNDING LLC, for itself or as agent for Rivendell CFPI Loan Funding LLC,
by	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

NAVIGARE FUNDING I CLO, LTD., By Navigare Partners LLC, its Collateral Manager
by	/s/ James E. Kennedy
	Name:	James E. Kennedy
	Title:	Managing Director

FAIRWAY LOAN FUNDING COMPANY, By Pacific Investment Management Company LLC, as its Investment Advisor,
by	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

GLOBAL ENHANCED LOAN FUND S.A., By Pacific Investment Management Company LLC, as its Investment Advisor,
by	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO FLOATING RATE INCOME FUND, By Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO,
by	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

PIMCO FLOATING RATE STRATEGY FUND, By Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO,
by	/s/ Arthur Y. D. Ong
	Name:	Arthur Y. D. Ong
	Title:	Senior Vice President

ROSEDALE CLO, LTD., By Princeton Advisory Group, Inc., the Collateral Manager acting as attorney-in-fact,
by	/s/ Jennifer Wright
	Name:	Jennifer Wright
	Title:	Vice President

APIDOS CDO III, By its Investment Advisor, Apidos Capital Management, LLC,
by	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

APIDOS CDO IV, By its Investment Advisor, Apidos Capital Management, LLC,
by	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

APIDOS CDO V, By its Investment Advisor, Apidos Capital Management, LLC,
by	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

APIDOS CINCO CDO, By its Investment Advisor, Apidos Capital Management, LLC,
by	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

APIDOS QUATTRO, By its Investment Advisor, Apidos Capital Management, LLC,
by	/s/ John W. Stelwagon
	Name:	John W. Stelwagon
	Title:	Managing Director

MOUNTAIN VIEW CLO II, LTD., By Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager,
by	/s/ George Goudelias
	Name:	George Goudelias
	Title:	PM, Seix Advisors

MOUNTAIN VIEW CLO III, LTD., By Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Ramp-Up Investment Manager,
by	/s/ George Goudelias
	Name:	George Goudelias
	Title:	PM, Seix Advisors

MOUNTAIN VIEW CLO IV, LTD., By Seix Structured Products, LLC, as warehouse manager,
by	/s/ George Goudelias
	Name:	George Goudelias
	Title:	VP, Seix Structured Products, LLC

NOB HILL CLO, LIMITED,
by	/s/ Bradley Kane
	Name:	Bradley Kane
	Title:	Portfolio Manager

CORNERSTONE CLO LTD., By Stone Tower Debt Advisors LLC, as its Collateral Manager,
by	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

RAMPART CLO I LTD., By Stone Tower Debt Advisors LLC, as its Collateral Manager,
by	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CDO LTD., By Stone Tower Debt Advisors LLC, as its Collateral Manager,
by	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CDO II LTD., By Stone Tower Debt Advisors LLC, as its Collateral Manager,
by	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CLO IV LTD., By Stone Tower Debt Advisors LLC, as its Collateral Manager,
by	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CLO V LTD., By Stone Tower Debt Advisors LLC, as its Collateral Manager,
by	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CLO VI LTD., By Stone Tower Debt Advisors LLC, as its Collateral Manager,
by	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

STONE TOWER CREDIT FUNDING I LTD., By Stone Tower Fund Management LLC, as its Collateral Manager,
by	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

ATLAS LOAN FUNDING 2, LLC, By Atlas Capital Funding, Ltd., By Structured Asset Investors, LLC, its Investment Manager,
by	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

ATLAS LOAN FUNDING 5, LLC, By Atlas Capital Funding, Ltd., By Structured Asset Investors, LLC, its Investment Manager,
by	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Associate

SILVERADO CLO 2006-II, By Wells Capital Management,
by	/s/ Gilbert L. Southwell III
	Name:	Gilbert L. Southwell III
	Title:	Vice President

WELLS CAPITAL MGMT 16959700,
by	/s/ Gilbert L. Southwell III
	Name:	Gilbert L. Southwell III
	Title:	Vice President

WELLS CAPITAL MGMT 16959701,
by	/s/ Gilbert L. Southwell III
	Name:	Gilbert L. Southwell III
	Title:	Vice President

WHITEHORSE II, LTD., By WhiteHorse Capital Partners, as Collateral Manager,
by	/s/ Ethan M. Underwood
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager

WHITEHORSE IV, LTD., By WhiteHorse Capital Partners, as Collateral Manager,
by	/s/ Ethan M. Underwood
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager